UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

CRISPR THERAPEUTICS AG

(Exact name of Registrant as Specified in Its Charter)

Switzerland	001-37923	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Baarerstrasse 14 6300 Zug, Switzerland		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +41 (0)41 561 32 79

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, nominal value CHF 0.03	CRSP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of CRISPR Therapeutics AG 2026 Stock Option and Incentive Plan

On June 4, 2026, at the 2026 Annual General Meeting of Shareholders (the “Annual Meeting”), the shareholders of CRISPR Therapeutics AG (the “Company”) approved the CRISPR Therapeutics AG 2026 Stock Option and Incentive Plan (the “2026 Plan”).

The 2026 Plan will reserve the remaining number of shares reserved for issuance under the CRISPR Therapeutics AG 2018 Stock Option and Incentive Plan (the “2018 Plan”) on the effective date of the 2026 Plan, plus any common shares underlying any awards that are forfeited, canceled or are otherwise terminated, other than by exercise, under the 2026 Plan, the 2018 Plan, and the CRISPR Therapeutics AG Amended and Restated 2016 Stock Option and Incentive Plan. If the Company’s capital structure changes because of a reorganization, recapitalization, reclassification, stock dividend, stock split or similar event, the number of shares that can be issued under the 2026 Plan will be appropriately adjusted. The 2026 Plan permits the award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based performance awards, performance shares and dividend equivalent rights.

A detailed summary of the material features of the 2026 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 21, 2026 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the 2026 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 4, 2026, at the Annual Meeting, the shareholders of the Company approved amendments to the articles of association of the Company (the “Articles of Association”) as described in the Company’s Proxy Statement. The Company’s amended and restated Articles of Association become effective upon registration in the Commercial Register in the canton of Zug, Switzerland on or about June 5, 2026, subject to the approval by the Swiss Federal Commercial Authority. A copy of the amended and restated Articles of Association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on June 4, 2026. Proxies were solicited pursuant to the Proxy Statement.

At the Annual Meeting, the Company’s shareholders were asked (i) to approve the Swiss management report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2025, (ii) to approve the appropriation of financial results, (iii) to discharge the members of the Company’s Board of Directors and Executive Committee, (iv) to re-elect eleven members, including the chairman to the Company’s Board of Directors, (v) to re-elect four members of the Compensation Committee of the Board of Directors, (vi) to approve the compensation for the Board of Directors and the Executive Committee and, on a non-binding basis, the Swiss statutory compensation report of the Company for the year ended December 31, 2025 (the “2025 Compensation Report”), (vii) to approve, on a non-binding basis, the compensation paid to the Company’s named executive officers under U.S. securities law requirements, (viii) to approve an increase to the Company’s capital band (ix) to approve an increase to the conditional share capital for the conversion of bonds and similar debt instruments, (x) to approve the 2026 Plan, (xi) to re-elect the independent voting rights representative, (xii) to re-elect Ernst & Young AG as the Company’s statutory auditor and to re-elect Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and (xiii) to approve the transaction of any other business that may properly come before the Annual Meeting.

The voting results reported below are final.

Proposal 1 – Approval of the Swiss Management Report, the Consolidated Financial Statements and the Statutory Financial Statements of the Company for the Year Ended December 31, 2025

The Swiss management report, the consolidated financial statements and the statutory financial statements of the Company for the year ended December 31, 2025 were approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	70,716,663	288,652	248,393	0

Proposal 2 – Approval of the Appropriation of Financial Results

The proposal to carry forward the net loss resulting from the appropriation of financial results was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	70,554,606	415,599	283,503	0

Proposal 3 – Discharge of the Members of the Company’s Board of Directors and Executive Committee

The discharge of the members of the Company’s Board of Directors and the Executive Committee from personal liability for their activities during the year ended December 31, 2025 was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	48,379,678	262,761	112,414	22,498,855

Proposal 4 – Re-election of the Members to the Board of Directors and the Chairman

Samarth Kulkarni, Ph.D., Ali Behbahani, M.D., Maria Fardis, Ph.D., H. Edward Fleming Jr., M.D., Simeon J. George, M.D., John T. Greene, Katherine A. High, M.D., Sandesh Mahatme, LL.M., Briggs W. Morrison, M.D., Christian Rommel, Ph.D. and Douglas A. Treco, Ph.D. were each duly re-elected as members of the Company’s Board of Directors and Samarth Kulkarni, Ph.D. was duly re-elected as the chairman of the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Samarth Kulkarni, Ph.D.	47,043,987	1,628,226	82,640	22,498,855
Ali Behbahani, M.D.	35,498,392	13,174,523	81,938	22,498,855
Maria Fardis, Ph.D.	47,804,457	874,207	76,189	22,498,855
H. Edward Fleming Jr., M.D.	46,977,636	1,686,127	91,090	22,498,855
Simeon J. George, M.D.	47,435,748	1,225,519	93,586	22,498,855
John T. Greene	46,876,367	1,793,109	85,377	22,498,855
Katherine A. High, M.D.	47,779,619	899,787	75,447	22,498,855
Sandesh Mahatme, LL.M.	46,268,964	2,405,580	80,309	22,498,855
Briggs W. Morrison, M.D.	46,013,911	2,659,681	81,261	22,498,855
Christian Rommel, Ph.D.	47,802,202	872,050	80,601	22,498,855
Douglas A. Treco, Ph.D.	44,359,453	4,317,384	78,016	22,498,855

Proposal 5 – Re-election of the Members of the Compensation Committee

Ali Behbahani, M.D., H. Edward Fleming, Jr., M.D., John T. Greene and Briggs W. Morrison, M.D. were each duly re-elected as members of the Company’s Compensation Committee of the Board of Directors. The results of the election were as follows:

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Ali Behbahani, M.D.	35,458,908	13,198,641	97,304	22,498,855
H. Edward Fleming Jr., M.D.	46,322,476	2,341,513	90,864	22,498,855
John T. Greene	46,319,646	2,326,146	109,061	22,498,855
Briggs W. Morrison, M.D.	45,317,635	3,329,265	107,953	22,498,855

Proposal 6 – Approval of the Compensation for the Board of Directors and the Executive Committee and Non-Binding Advisory Vote on the 2025 Compensation Report

The total non-performance-related compensation for members of the Board of Directors from the Annual Meeting to the 2027 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	48,085,285	516,488	153,080	22,498,855

The grant of equity for members of the Board of Directors from the Annual Meeting to the 2027 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	39,099,507	9,503,941	151,405	22,498,855

The total non-performance related compensation for members of the Executive Committee from July 1, 2026 to June 30, 2027 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	41,987,938	6,608,726	158,189	22,498,855

The total variable compensation for members of the Executive Committee for the current year ending December 31, 2026 was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	41,997,078	6,612,356	145,419	22,498,855

The grant of equity for members of the Executive Committee from the Annual Meeting to the 2027 annual general meeting of shareholders was approved on a binding basis. The results of the binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	33,726,778	14,883,412	144,663	22,498,855

The endorsement of the 2025 Compensation Report was approved on a non-binding basis. The results of the non-binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	39,906,651	8,704,469	143,733	22,498,855

Proposal 7 – Non-Binding Advisory Vote on the Compensation Paid to the Company’s Named Executive Officers Under U.S. Securities Law Requirements

The compensation paid to the named executive officers was approved on a non-binding basis. The results of the non-binding vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	33,742,001	14,867,591	145,261	22,498,855

Proposal 8 – Approval of an Increase to the Company’s Capital Band

An increase to the Company’s capital band was approved with at least two thirds of the votes represented and the absolute majority of the par value of the represented shares. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	69,408,999	1,361,697	483,012	0

Proposal 9 – Approval of an Increase to the Conditional Share Capital for the Conversion of Bonds and Similar Debt Instruments

An increase to the conditional share capital for the conversion of bonds and similar debt instruments was approved with at least two thirds of the votes represented and the absolute majority of the par value of the represented shares. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	47,341,035	1,298,782	115,036	22,498,855

Proposal 10 – Approval of the 2026 Plan

The 2026 Plan was approved. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	42,839,199	5,763,564	152,090	22,498,855

Proposal 11 – Re-election of the Independent Voting Rights Representative

Marius Meier, Attorney at Law, was duly re-elected as the independent voting rights representative. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	70,290,203	640,943	322,562	0

Proposal 12 –Re-election of the Auditors

Ernst & Young AG was duly elected as the Company’s statutory auditor for the term of office of one year, and Ernst & Young LLP was duly elected as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	69,875,653	462,910	915,145	0

Proposal 13 – Transact Any Other Business that may Properly Come Before the 2026 Annual General Meeting or any Adjournment or Postponement thereof

The proposal for the transaction of any other business that properly came before the Annual Meeting or any adjournment or postponement thereof, to follow the respective proposal of the Board of Directors as proposed at the Annual Meeting, was approved. The results of the election were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
NUMBER	29,000,337	19,464,339	290,177	22,498,855

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1*	Amended and Restated Articles of Association of CRISPR Therapeutics AG
10.1*	CRISPR Therapeutics AG 2026 Stock Option And Incentive Plan
10.2*	Form of Incentive Stock Option Agreement under the CRISPR Therapeutics AG 2026 Stock Option And Incentive Plan
10.3*	Form of Non-Qualified Stock Option Agreement for Company Employees under the CRISPR Therapeutics AG 2026 Stock Option And Incentive Plan
10.4*	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the CRISPR Therapeutics AG 2026 Stock Option And Incentive Plan
10.5*	Form of Restricted Stock Award Agreement under the CRISPR Therapeutics AG 2026 Stock Option And Incentive Plan
10.6*	Form of Restricted Stock Unit Award Agreement for Company Employees under the CRISPR Therapeutics AG 2026 Stock Option And Incentive Plan
10.7*	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the CRISPR Therapeutics AG 2026 Stock Option And Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRISPR THERAPEUTICS AG

Date: June 4, 2026	By:	/s/ Samarth Kulkarni
Samarth Kulkarni, Ph.D.
Chief Executive Officer